Jefferies Healthcare Conference New York June 2015 Exhibit 99.1

CONFIDENTIAL | 1 |
To the extent statements contained in this presentation are not descriptions of historical facts regarding Presbia PLC and its subsidiaries (collectively
“Presbia,” “we,” “us,” or “our”), they are forward-looking statements reflecting management’s current beliefs and expectations. Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends,”
or “continue,” or the negative of these terms or other comparable terminology.
Forward-looking statements contained in this presentation include, but are not limited to, statements regarding: (i) the initiation, timing, progress and results of our clinical trials, our regulatory submissions and our research and development programs; (ii) our ability to advance our products into, and successfully complete, clinical trials; (iii) our ability to obtain pre-market approvals; (iv) the commercialization of our products; (v) the implementation of our business model, strategic plans for our business, products and technology; (vi) the scope of protection we are able to establish and maintain for intellectual property rights covering our products and technology; (vii) estimates of our expenses, future revenues, growth of operations, capital requirements and our needs for additional financing; (viii) the timing or likelihood of regulatory filings and approvals; (ix) our use of proceeds from the contemplated offering; (x) our financial performance; (xi) developments relating to our competitors and our industry; and (xii) statements regarding our markets, including the estimated size and anticipated growth in those markets. Various factors may cause differences between our expectations and actual results, including those risks discussed under “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange
Commission on March 31, 2015 and those risks discussed under “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and
Exchange Commission on May 15, 2015.
Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.
Disclosure

CONFIDENTIAL | 2 |
Key Contributors
Name Title Previous Experience
Randy
Thurman
Executive Chairman
•
Named Executive Chairman in January 2014
•
Director since October 2013
•
Held President and CEO positions in the medical device and pharmaceutical industries for 25 years
– VIASYS Healthcare Inc., Founder, Chairman and CEO; $1.45bn company
– Corning Life Sciences Inc., Chairman and CEO; $2.3bn company
– Rhone-Poulenc Rorer Pharma, Inc., President (now Sanofi- Aventis); $4bn company
Todd
Cooper
President, Chief
Executive Officer, and
Director
•
Named President, Director, and Chief Executive Officer in January 2015
•
More than 20 years of experience in the medical, pharmaceutical and consumer products industries:
– NVISION Laser Eye Centers, CEO; leading operator of ophthalmic surgery centers
– Henry Schein, Vice President and General Manager; $10bn company
– Discus, Senior Vice President; aesthetic based dental company owned by Philips
Healthcare
Vlad
Feingold
Chief Technology
Officer and Director
•
Innovator and leader with > 30 years in ophthalmic industry:
– Principle inventor, with more than 50 patents issued, principally in optics
(ICL, injector, foldable IOLs)
– STAAR Surgical AG

CONFIDENTIAL | 3 |
Business Highlights
•
113 million presbyopes in the U.S.; 1.8 billion presbyopes worldwide (2013)
Large, Underserved
Presbyopia Opportunity
Best-in-Class
Microlens Technology
Strong Leadership and
Compelling Business
Model
•
Refractive corneal inlay restores reading vision—on average 6 lines of improvement better than competitors
(AcuFocus and Revision)
•
Wide range of lens size refractive powers to offer patients a customized therapy—competitors offer single size
•
Compatible with other ophthalmic surgical procedures (e.g. cataract surgery)—competitors are not
•
Senior ophthalmic and global medical device experience; major KOLs worldwide supporting Presbia
•
Compelling surgery center economics: 100% private pay, ~10 minute procedure time, leverage large installed base of femtosecond lasers
•
Irish domicile
Clear FDA Pathway
Developed Ophthalmic
Surgery Market
•
Over 4,000 ophthalmic surgery centers with no effective treatment of presbyopia
•
Ophthalmic surgeons are highly motivated to develop this market to replace lost LASIK volumes and utilize installed base of expensive femtosecond lasers
•
CE-marked, 700 lenses implanted globally with industry’s best safety profile
•
Ongoing U.S. pivotal trial targeting FDA approval Q4 2017

CONFIDENTIAL | 4 |
Presbyopia
A Loss of Near Vision Affecting the Majority of People over the Age of 40
•
Clinical Advantages of the Presbia MicroLens
– Presbia MicroLens is tailorable to a patient’s specific, desired near visual acuity reading distance
– Crystal clear material that is not visible to the naked eye
– Outstanding safety profile and compatible with other ophthalmic procedures
– Average of 6 lines improvement
•
The Inconvenience of Presbyopia
– Glasses off / on; lost glasses (can’t find them when you need them), etc.
– Hassle of daily maintenance of contact lenses, especially among active people
– Difficulty seeing text/images on personal electronic devices such as cell phones, tablets
•
The Vanity Factor
– Reading glasses are one of the most ubiquitous signs of aging
– Recent Bausch & Lomb survey found “almost half of women over the age of 40 admit to feeling embarrassed, frumpy, or annoyed when reaching for reading glasses”

2.1
2.0
2.0
1.9
1.9
1.8
1.8
1.7
1.8
2.0
2014
2018
Global Presbyopic Population (Age 45 to 64)

PRESBIA
freedom in sight

CONFIDENTIAL | 5 |
Large, Underserved Presbyopia Opportunity
(billions)
Demographic-Driven Market Growth 1.8 Billion Presbyopes in Targeted Markets
Source: 2013 Market Scope.
United States
(113)
Western
Europe
(165)
Latin America
(140)
China
(423)
India
(249)
Rest of World
(542)
Other Wealthy
Nations
(71)
Japan
(58)
(millions)

1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1.4
0.8
0.6
2001
2012
LASIK Procedures in U.S.
Estimated Unused Surgery Center Capacity

PRESBIA
freedom in sight

CONFIDENTIAL | 6 |
No Capital Investment Required
Source: 2013 Market Scope.
Excess Capacity in U.S. LASIK Market
Microlens
TM
Procedure Uses Existing, Underutilized Femtosecond Laser Equipment
Existing Femtosecond Laser
(millions)

Clearly Differentiated Microlens Technology

CONFIDENTIAL | 8 |
Microlens Surgical Procedure
10 Minute Procedure Utilizing Existing Femtosecond Laser
Femtosecond Laser
1
Creates a pocket in
patient’s cornea
3
Proprietary Insertion Tool
2
Proprietary Inserter
Surgeon uses inserter to implant
lens in patient’s cornea
Self-Sealing Pocket
Pocket self-seals, holding lens in
place at center of visual axis

CONFIDENTIAL | 9 |
Mechanism of Action
NEAR VISION
with Presbia Flexivue Microlens™
Peripheral portion of microlens helps focus
light from near objects (blue light rays) onto
retina
FAR VISION
with Presbia Flexivue Microlens™
Central portion of microlens allows light from
far objects to enter eye and focus clearly
(yellow light rays) onto retina
Peripheral portion of microlens causes some
far light to focus in front of retina
No significant change in binocular vision
UCVDA

CONFIDENTIAL | 10 |
Presbia Microlens Technology
• Intracorneal Refractive Lens implanted in a
pocket in cornea of non-dominant eye
• Hydrophilic Acrylic Material similar to that used
in IOLs for > 20 years
• A True “Microlens” with 3.2 mm diameter and
edge thickness of 0.015 mm
• Offered In A Wide Range Of Powers ranging from
+1.5 diopter to +3.5 diopter, in 0.25 diopter
increments
• Invisible To The Naked Eye once implanted
• Compatible with other ophthalmic
diseases (e.g., cataract)
• Platform For Future Technologies
Presbia Flexivue Microlens™
Designed to Eliminate Need for
Reading Glasses
1.6 mm Central Zone Diameter
Boundary between Central and
Optic Zones Shown by Imaginary Line
0.51 mm Central Hole Diameter
3.2 mm Overall Diameter
Central Zone
Boundary between Central and
Optic Zones Shown by Imaginary Line
Optic Zone
Center Thickness Varies by
Lens Power
1.6 mm Central Zone Diameter
0.51 mm Central Hole Diameter
Actual Size
0.015 mm Edge Thickness

LOGARITHMIC VISUAL ACUITY CHART 1
MODIFIED "ETDRS" FOR EUROPEAN-WIDE USE
FOR TESTING AT 4 METERS
E O H A M
T A X P E
M K E X B
K E B H X
A K P M E
H M O B K
B H T O X
K T M B H
H X K E P
X P M K O
P H O T A
©2007 University of Crete

PRESBIA
freedom in sight

CONFIDENTIAL | 11 |
Presbia’s Microlens Clinical Results
Average Preop UCVA-near
Starting Point = 20/110
Average Postop UCVA-near
Ending Point = 20/27
Average 6 Lines of Improvement in Near-Vision
Source:  Presbia post-market surveillance study (CPL-10-002).

1.00
0.80
0.60
0.40
0.20
0.00
-0.20
logMAR
0.70
0.22
0.15
0.13
0.11
0.09
0.11
Preop
Day 1
Week 1
Month 1
Month 3
Month 6
Month 12

1.00
0.80
0.60
0.40
0.20
0.00
0.20
logMAR
0.00
0.01
0.01
0.00
0.00
0.00
0.00
Preop
Day 1
Week 1
Month 1
Month 3
Month 6
Month 12

PRESBIA
freedom in sight

CONFIDENTIAL | 12 |
OUS 12-Month Multicenter Trial
Positive Clinical Results of 12-Month Multicenter
Binocular UCVA-distance remained
stable through Month 12
Uncorrected Near Visual Acuity Operated Eye
(33 cm chart) (N=70 at Month 12)
Uncorrected Binocular Distance Visual Acuity
(N=70 at Month 12)
Average of 6 lines gained
in UCVA-near by Month 3

CONFIDENTIAL | 13 |
U.S. Pivotal Trial
•
January 2015: Submitted interim safety report to FDA, which included 6-month data on 52 subjects (a total of 75 subjects were implanted at six investigational sites in the first stage of this trial)
•
February 2015:
–
Approved to begin 2
nd
stage enrollment; we are permitted to enroll up to an additional
337 subjects at up to nine additional investigational sites
–
Enrollment started and first surgery performed
•
May 2015:
–
Through May 1, 2015, 82 subjects have underwent insertion of our microlens in the second stage of this study
–
Currently, we are implanting patients at 11 investigational sites
–
TV / radio ads in progress to continue to recruit patients
U.S. Staged Pivotal Clinical Trial Timeline
•
No unanticipated adverse device effects reported; three adverse events reported for operated eyes
–
Foreign body sensation, dry eye signs/symptoms (identified Day 30 post-surgery; resolved Day 90)
– IOP increase due to postoperative medication tapering (identified Day 30 post-surgery; resolved Day 47)
– Minor corneal abrasion during marking of cornea prior to surgery (identified Day 1 post-surgery; resolved Day 2)
• No new adverse events in treated eyes (1
st
or 2
nd
stage) reported to date
Safety Data
(75 Subjects through 6 Months Postoperative; 50 additional Subjects through at least 1 Day Postoperative)
*FDA capped us at 10 investigational site for statistical reasons; we provided a counter argument for 15 sites and won

2014
2015
2016
2017
2018
2019

PRESBIA
freedom in sight

CONFIDENTIAL | 14 |
Clear U.S. Regulatory Pathway
Targeted U.S. IDE Regulatory Pathway – Presbia Flexivue Microlens™
Q3 2014:
75
th
patient treated
(6 sites)
Q2 2015:
Continuance of
enrollment in U.S.
(337 total subjects at
up to 10 sites)
Q4 2017:
Receive PMA
approval
Q2 2018:
Submit final report
(36 month data)
Q1 2015:
Submit interim safety
report to FDA (6 month
data on 50 subjects)
Q4 2015/Q1 2016:
Submit PMA Modules
1, 2, and 3 to FDA for
review and approval
Q2 2017:
Submit PMA Module 4
to FDA (24 month data
on minimum of 300
subjects)
Q1 2018:
Initiate U.S. sales
Q2 2014:
Commencement of
pivotal trial (75
subjects)
Q4 2014:
Submitted interim
safety report to FDA (3
month data on 75
subjects); received FDA
letter stating no further
information required at
this time
Q1 2015:

Presbia FlexivueMicrolens™

	✓		
	✓		✓
	✓		
	✓		

PRESBIA
freedom in sight

CONFIDENTIAL | 15 |
Clearly Differentiated Microlens Technology
Intracorneal Refractive Lens;
Implanted in a Pocket
Creates a Pinhole Effect;
Implanted in a Pocket
AcuFocus KAMRA
Adds Bulk to Cornea;
Implanted under a LASIK-like Flap
ReVision Optics Raindrop
Wide Range of
Refractive Powers
X X
Aesthetically
Appealing
X
Designed to be
Exchangeable /
Removable
X X
Tissue Sparing
Procedure
X X
(Is if placed in pocket and patient is -0.75 D)

CONFIDENTIAL | 16 |
•
Three patents issued:
– Lens Holder Apparatus and System Method
– Lens Inserter Apparatus and Method
– Lens Injector Apparatus System and Method
Intellectual Property
U.S. Patents
Foreign Patents
•
Lens Holder Apparatus and System Method
– Issued: Canada
– Allowed, waiting for issue: China
– Awaiting Examination: Australia, Europe, Israel,
Japan, Korea, Russia, India, Brazil
•
Lens Inserter Apparatus and Method
– Issued: Japan
– Allowed, waiting for issue: Australia, Israel
– Pending: Canada, China, Europe, Korea
•
Five patents pending (patent applications):
– Lens Injector Apparatus and Method
– Method for Laser Cutting a Corneal Pocket
– Lens Inserter Assembly
– System for Monitoring and Tracking Patient
Outcomes After Surgical Implantation of an
Intracorneal Lens
•
Lens Injector Apparatus and Method
– Pending: Japan, Korea
•
Method for Laser Cutting a Corneal Pocket
– Pending: Australia, Canada, China, Europe,
Hong Kong, Israel, Japan, Korea
•
Recently issued GMP clearance from Korean
Ministry of Food and Drug Safety

CONFIDENTIAL | 17
|
New Product Pipeline
New Microlens Delivery Systems
Disposable
1
Estimated approval in Q3 2015; 510(k)
Preloaded and Disposable
2
Estimated approval in Q3 2016;
PMA submission required
Molded Disposable Inserter:
•
Lens insertion technique and inserter design
optimized on this inserter
•
Utilizes existing inventory of lenses
•
Requires doctor to load lens into inserter
•
Doctor inserts loaded lens into eye  and
disposes of inserter
Molded Preloaded Disposable Inserter:
•
Lens preloaded into inserter tip assembly, wet-
packed, and sterilized in the inserter
•
Inserter divided into handle and lens loaded tip
assemblies
•
Doctor opens package, connects lens assembly
to activation handle, inserts lens into eye, and
discards used inserter

Strong Leadership and Compelling Business Model

CONFIDENTIAL | 19 |
Presbyopia Surgery is the Missing Piece
in Refractive Surgery
•
Hit hard by flat-to-declining LASIK procedure
volumes, overcapacity, and LASIK procedure price
erosion
•
Highly receptive to new private pay presbyopia
procedure requiring no capital outlay
Refractive Surgery Centers
•
No capital expenditure required
•
Simple surgical procedure, short learning curve
•
100% private pay; ~10 minute procedure
Presbia Flexivue Microlens™ Procedure
20 30 40 50 60 70 80
Patient Age
Currently There is No Established Surgical Market for the 40–60 Year Old Patient Pool
LASIK
Presbyopia
Cataract

CONFIDENTIAL | 20
|
Presbia Sales Process
•
Presbia
creates awareness through direct response media campaign
(digital, print, television, radio)
•
Prospective patients contact Presbia
call center
•
Presbia
screens patients and directs inquiries to clinic
•
Presbia
streamlines
patient
acquisition
process,
allowing
clinic
to
focus
on
scheduling,
exam,
and
surgical procedure
Create Customer (Patient) Awareness
by Direct Response Marketing
Clinic Schedules Initial
Exam and Procedure
1
3
Presbia-Sponsored Direct Response Marketing
Call Center Screens and
Directs Inquiries to
Clinic
2

CONFIDENTIAL | 21
|
The Patient Funnel –
U.S. Clinical Trial Example: Stage 1
Conversion of Patients
is the Primary Metric
Showing Conversion
Success at Each Clinic
1,166 Calls ($68 per Lead)
487 Qualified ($163 per Qualified Lead)
679 Disqualified by CC & Clinic
169 of 487 Enrolled
318 to be Treated Q1/Q2 2015
75 of 169 Treated (44%)
94 Disqualified
($370 per Surgery)
Create Patient Awareness through DTC Advertising
($80,000 Expenditure for Advertising and Call Center during Trial)

CONFIDENTIAL | 22 |
OUS Commercialization
Proven Commercialization Strategy, Creating Patient Awareness Generating Revenues
Phase I Phase II
• Focus on surgical centers in selected region
– Presbia educates and trains surgeons on
Microlens procedure
– Presbia-funded direct response marketing
creates initial demand
– Presbia call center screens inquiries and
directs patients to partner clinic
• Regional teams
– Business Development
– Clinical Services Team
– Commercialization Team
• 1-2 centers in region to lead as example
• Go deep: hands on with account
• Current OUS presence:
– Ireland: 1 account
– Brazil: 3 accounts
– Australia: 3 accounts
• Expand existing accounts
– Expand into more accounts in country
• Go wide: expand to more countries:
– Asia-Pacific: New Zealand, South Korea,
Japan, Malaysian, Singapore, India, China
– Europe: Netherlands, Central Europe,
Southern Europe, Nordics, United Kingdom
– Latin America: Argentina, Peru, Colombia,
Costa Rica, Mexico
– Africa & Middle East: Turkey, Lebanon,
South Africa, Saudi Arabia, United Arab
Emirates
– North America: United States, Canada

CONFIDENTIAL | 23 |
Manufacturing
•
Completed construction of 4,000 square-foot, two-part (wet/dry) manufacturing facility in Q3 2013
•
Approved to manufacture devices for U.S. IDE by State of California FDA in 2013
•
Sufficient capacity to handle projected Microlens volume through U.S. launch
•
Approved to manufacture devices for OUS sale by Intertek (ISO 13485:2012 certified)
•
Additional third-party manufacturing facility in Israel supplies product for all current OUS requirements
Irvine, CA Manufacturing Facility

VIASYS HEALTHCARE Excellence For Life | CORNING | RHÔNE-POULENC RORER

NVISION LASER EYE CENTERS | HENRY SCHEIN® | DISCUS™

STAAR® SURGICAL | BIOVISION | VISITOME™

PLAINFIELD PRECISION | COLLECTORS UNIVERSE THE COLLECTIBLES COMPANY | IMPCO®

VOLK® the leader in aspheric optics | Hu-Friedy | DePuy a Johnson & Johnson company

GLAUKOS® | SurModics | BAUSCH + LOMB

CIM | j2 Global Communications | ORCHARD CAPITAL

Stanford HEALTH CARE | PEAK™ surgical | OPTIMEDICA

PRESBIA
freedom in sight

CONFIDENTIAL | 24 |
Experienced Leadership Team
Richard Fogarty
Chief Accounting Officer & VP Finance
Vanessa Tasso
Vice President of Clinical Affairs
John Strobel
Vice President of Sales
Vlad Feingold
Chief Technology Officer & Director
Todd Cooper
President, Chief Executive Officer & Director
Randy Thurman
Executive Chairman
Richard Ressler
Founder/CEO, CIM; Presbia Director
Mark Blumenkranz, MD
Head of Ophthalmics, Stanford Univ.; Presbia Director

CONFIDENTIAL | 25 |
Business Highlights
•
113 million presbyopes in the U.S.; 1.8 billion presbyopes worldwide (2013)
Large, Underserved
Presbyopia Opportunity
Best-in-Class
Microlens Technology
Strong Leadership and
Compelling Business
Model
•
Refractive corneal inlay restores reading vision—on average 6 lines of improvement versus competitors'
(AcuFocus and Revision) 3 lines
•
Wide range of lens size refractive powers to offer patients a customized therapy—competitors offer single size
•
Compatible with other ophthalmic surgical procedures (e.g. cataract surgery)—competitors are not
•
Senior ophthalmic and global medical device experience; major KOLs worldwide supporting Presbia
•
Compelling surgery center economics: 100% private pay, ~10 minute procedure time, leverage large installed base of femtosecond lasers
•
Irish domicile
Clear FDA Pathway
Developed Ophthalmic
Surgery Market
•
Over 4,000 ophthalmic surgery centers with no effective treatment of presbyopia
•
Ophthalmic surgeons are highly motivated to develop this market to replace lost LASIK volumes and utilize installed base of expensive femtosecond lasers
•
CE-marked, 700 lenses implanted globally with industry’s best safety profile
•
Ongoing U.S. pivotal trial targeting FDA approval Q4 2017